UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

April 1, 2026
____________________

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

001-09057	WEC ENERGY GROUP, INC.	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345

001-01245	WISCONSIN ELECTRIC POWER COMPANY	39-0476280
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2046
Milwaukee, WI 53201
(414) 221-2345

001-03016	WISCONSIN PUBLIC SERVICE CORPORATION	39-0715160
(A Wisconsin Corporation)
2830 South Ashland Avenue
P.O. Box 19001
Green Bay, WI 54307-9001
(800) 450-7260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
WEC Energy Group, Inc.	Common Stock, $.01 Par Value	WEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 REGULATION FD DISCLOSURE.

Representatives of WEC Energy Group, Inc. (“WEC Energy”) will be participating in upcoming meetings with investors. Attached as Exhibit 99.1 are the presentation slides (the “Presentation”) to be used at such meetings.

ITEM 8.01 OTHER EVENTS

Rate Requests

On April 1, 2026, WEC Energy’s Wisconsin utility subsidiaries – Wisconsin Electric Power Company (“WE”), Wisconsin Gas LLC and Wisconsin Public Service Corporation (“WPS”) – filed requests with the Public Service Commission of Wisconsin (“PSCW”) to set customer rates for electric and natural gas for 2027 and 2028. WE’s filing also includes a request to set rates for steam. Information regarding the rate case filings has been included on slides 9 and 10 of the Presentation, which information is incorporated by reference herein.

Extension of Oak Creek Power Plant Units 7 and 8

On April 1, 2026, WE announced plans to extend the operating lives of units 7 and 8 at the Oak Power Plant, and expects to have the units available to meet high energy demand periods through 2027. The units were scheduled to retire at the end of 2026.

The decision to postpone the retirement dates for these units is based on two critical factors: reliability and affordability for WE’s customers. This past winter the Midwest power market experienced tightened energy supply and higher energy costs during the extreme temperatures. Keeping units 7 and 8 available will better position WE to serve customers with safe, reliable and affordable energy on the hottest and coldest days of the year. The extension of these units will serve as a bridge until new dispatchable generation begins to come online, which is expected in late 2027.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1	Presentation slides

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based upon management's current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated in the statements. Readers are cautioned not to place undue reliance on these statements. Forward-looking statements include, among other things, statements concerning management's expectations and projections regarding regulatory actions and decisions, expected rate case filings and plant operations.

The following factors, in addition to those discussed in each of WEC Energy’s, WE’s and WPS’s Annual Report on Form 10-K for the year ended December 31, 2025 and in subsequent reports filed with the

Securities and Exchange Commission, could cause actual results to differ materially from those contemplated in any forward looking statements: the possibility that the PSCW’s orders will differ from the terms of the proposals; the timing, resolution and impact of rate cases and other regulatory decisions; general economic conditions, including business and competitive conditions in WEC Energy’s service territories; WEC Energy’s ability to continue to successfully integrate the operations of its subsidiaries; availability of generating facilities and/or distribution systems; unanticipated changes in fuel and purchased power costs; key personnel changes; unusual, varying or severe weather conditions; continued industry restructuring and consolidation; continued advances in, and adoption of, new technologies that produce power or reduce power consumption; energy and environmental conservation efforts; electrification initiatives, mandates and other efforts to reduce the use of natural gas; WEC Energy’s ability to successfully acquire and/or dispose of assets and projects and to execute on its capital plan, including projects related to serving data centers and other large-scale customers; terrorist, physical or cybersecurity threats or attacks and data security breaches; construction risks; labor disruptions; equity and bond market fluctuations; changes in WEC Energy’s and its subsidiaries’ ability to access the capital markets; changes in tax legislation or WEC Energy’s and its subsidiaries’ ability to use certain tax benefits and carryforwards; changes in and uncertainty around federal, state, and local legislation and regulation, including changes in rate setting policies or procedures and environmental standards, in the enforcement of these laws and regulations or permit conditions and changes in the interpretation of regulations by regulatory agencies; supply chain disruptions; inflation; political or geopolitical developments impacting the global economy, supply chain and fuel prices, generally, including as a result of changes to government trade policies, geopolitical tensions between the U.S. and other countries, or other new, protracted or escalating regional conflicts; the impact from any health crises, including epidemics and pandemics; current and future litigation and regulatory investigations, proceedings or inquiries; the ability of WEC Energy and its subsidiaries to successfully and/or timely adopt new technologies, including artificial intelligence; changes in accounting standards and the ability of WEC Energy or its subsidiaries to obtain additional generating capacity at competitive prices. Except as may be required by law, WEC Energy, WE and WPS expressly disclaim any obligation to publicly update or revise any forward looking information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEC ENERGY GROUP, INC.
(Registrant)

/s/ Xia Liu
Date: April 1, 2026	Xia Liu, Executive Vice President and Chief Financial Officer

WISCONSIN ELECTRIC POWER COMPANY
(Registrant)

/s/ Xia Liu
Date: April 1, 2026	Xia Liu, Executive Vice President and Chief Financial Officer

WISCONSIN PUBLIC SERVICE CORPORATION
(Registrant)

/s/ Xia Liu
Date: April 1, 2026	Xia Liu, Executive Vice President and Chief Financial Officer